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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported)    July 27, 2006
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                                   SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                       000-22194              36-2815480
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(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
Incorporation)                           File Number)        Identification No.)

233 South Wacker Drive, Chicago, Illinois                           60606
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05:   AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
             PROVISION OF THE CODE OF ETHICS

On July 27, 2006, the Board of Directors (the "Board") of SPSS Inc. ("SPSS") approved a series of amendments to the SPSS Amended and Restated Code of Business Conduct and Ethics (the "Code of Ethics"). These amendments are administrative and non-substantive in nature. The Code of Ethics, as amended, is referred to as the SPSS Second Amended and Restated Code of Business Conduct and Ethics.

A copy of the Code of Ethics, as amended, is attached to this Form 8-K as
Exhibit 14.1. The Code of Ethics, as amended, will be posted on the Company's website at www.spss.com.

ITEM 9.01:   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits.

             14.1 SPSS Inc. Second Amended and Restated Code of Business Conduct and Ethics




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPSS INC.

                                       By:  /s/ Raymond H. Panza
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                                            Raymond H. Panza
                                            Executive Vice President, Corporate
                                            Operations, Chief Financial Officer
Dated:  July 27, 2006                       and Secretary





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